Exhibit 10.7

FORM OF

NOVATION AND ASSUMPTION AGREEMENT

by and among

THE BABCOCK & WILCOX COMPANY,

a Delaware corporation,

and

BABCOCK & WILCOX ENTERPRISES, INC.,

a Delaware corporation,

and

DAMPKRAFT INSURANCE COMPANY, a South Carolina corporation

and

CREOLE INSURANCE COMPANY, a South Carolina corporation,

RECITALS

THIS NOVATION AND ASSUMPTION AGREEMENT (the “Agreement”), is entered into and effective as of                 , 2015 (the “Effective Date”) by and among THE BABCOCK & WILCOX COMPANY , a Delaware corporation (“RemainCo”), BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (“SpinCo”), CREOLE INSURANCE COMPANY, a South Carolina corporation (“Creole”), and DAMPKRAFT INSURANCE COMPANY, LTD., a South Carolina corporation (“Dampkraft”) and, solely with respect to Sections 2(a)(ii) and 2(c)(ii), respectively, the other RemainCo Entities signatory hereto and the other SpinCo Entities signatory hereto.

WHEREAS, Creole has issued the Existing Policies to one or more RemainCo Entities and one or more SpinCo Entities;

WHEREAS, pursuant to the Existing Policies, Creole is obligated, among other things, to pay or reimburse RemainCo Entities and/or SpinCo Entities for certain obligations;

WHEREAS, SpinCo, prior to the Separation, is a wholly owned Subsidiary of RemainCo;

WHEREAS, RemainCo intends to spin-off SpinCo from RemainCo through a dividend of common stock of SpinCo to the shareholders of RemainCo (the “Separation”);

WHEREAS, in connection with the Separation, Creole desires to transfer and Dampkraft desires to assume any Transferable Creole Policies insofar as such policies relate to SpinCo Entities;

WHEREAS, RemainCo and SpinCo are parties, together with ACE American Insurance Company and certain of its affiliates (collectively, “ACE”) to a certain Assumption and Loss Allocation Agreement (the “ALAA”) that, among other things, assists in effecting the Separation by identifying certain RemainCo Obligations and certain SpinCo Obligations and allocating liability and responsibility therefor;

WHEREAS, certain of the liabilities of RemainCo and/or SpinCo and their respective Affiliates that are insured by the Existing Policies under this Agreement are RemainCo Obligations and/or SpinCo Obligations under the ALAA, and the parties desire that the allocation of liability in this Agreement conform to that in the ALAA insofar as such overlap may exist; and

WHEREAS, each of RemainCo and SpinCo, each for itself and for its respective Subsidiaries, is willing to consent to the transfer, assumption, and novation of the matters set forth herein, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. The following terms used herein, including in the recitals and Exhibits hereto, shall have the following meanings:

“ACE” has the meaning set forth in the recitals to this Agreement.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For this purpose “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the recitals to this Agreement.

“ALAA” has the meaning set forth in the recitals to this Agreement.

“Assumption Time” means the time at which the Separation is effective on the Effective Date.

“Dampkraft Assumption and Novation” has the meaning set forth in Section 2(a)(i).

“Effective Date” has the meaning set forth in the recitals to this Agreement.

“Existing Policies” means the Transferable Creole Policies and the Wholly Retained Creole Policies.

“Insured,” as a noun in reference to one or more insurance policies, means any Person who is insured by such policy or policies, regardless of whether such Person is designated an “Insured” or a “Named Insured” in such policy or is otherwise expressly identified therein.

“Insured SpinCo Obligation” means an obligation of Creole or Dampkraft under the Existing Policies that arises from an obligation, (a) to any insurance company that is an Obligation of a SpinCo Entity or (b) to ACE or its Affiliates that is a SpinCo Obligation under the ALAA.

“Insured RemainCo Obligation” means an obligation of Creole under the Existing Policies that arises from an obligation, (a) to any insurance company that is an Obligation of a RemainCo Entity or (b) to ACE or its Affiliates that is an RemainCo Obligation under the ALAA.

“Insurer,” as a noun in reference to one or more insurance policies, means the Person identified in such policy or policies as the insurer.

“Loss Portfolio” means (a) all of the accumulated reserves (actual and incurred but not reported) which Creole holds in respect of its liabilities (actual and contingent) under the Transferable Creole Policy, (b) the unearned premium reserve with respect to each Transferable Creole Policy, (c) the other liabilities (comprising accounts payable, accrued expenses and loss payables) and (d) an amount as agreed upon between Creole and Dampkraft with respect to a loss deterioration reserve under the Transferable Creole Policy.

“Master Separation Agreement” means a Master Separation Agreement to be entered into between RemainCo and SpinCo in connection with the Separation.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its bylaws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, and (d) with respect to any limited liability company, its certificate or articles of formation or organization and its operating agreement or other organizational documents.

“Parties” means RemainCo, SpinCo, Dampkraft and Creole collectively (and each individually is a “Party”).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“RemainCo” has the meaning set forth in the recitals to this Agreement.

“RemainCo Entity” means RemainCo and each of the entities listed on Exhibit II attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the RemainCo Entities will not be Subsidiaries or Affiliates of SpinCo or any of the other SpinCo Entities.

“RemainCo Obligations” shall have the meaning ascribed to such term in the ALAA and shall be interpreted under this Agreement to conform to interpretations under the ALAA.

“Separation” has the meaning set forth in the recitals to this Agreement.

“SpinCo” has the meaning set forth in the recitals to this Agreement.

“SpinCo Entity” means SpinCo and each of the entities listed on Exhibit I attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the SpinCo Entities will not be Subsidiaries or Affiliates of RemainCo or any of the other RemainCo Entities.

“SpinCo Obligations” shall have the meaning ascribed to such term in the ALAA and shall be interpreted under this Agreement to conform to interpretations under the ALAA.

“Subsidiary” means, with respect to any specified Person, any corporation, partnership, limited liability company, joint venture or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such specified Person or by any one or more of its Subsidiaries, or by such specified Person and one or more of its Subsidiaries.

“Transferable Creole Policy” means each insurance policy issued prior to the date hereof by Creole on which an SpinCo Entity is named or otherwise identified as an insured (including without limitation by being within a generic description such as “Affiliates” or “Subsidiaries”).

“Transferred Dampkraft Policy” means, as to any Transferable Creole Policy after the Assumption Time and giving effect to this Agreement, the aggregate of all rights, duties, and obligations of Dampkraft with respect to the SpinCo Entities that were, prior to the Assumption Time, Insureds of Creole under such Transferable Creole Policy

“Wholly Retained Creole Policy” means an insurance policy issued by Creole to one or more RemainCo Entities (and possibly others) that is not a Transferable Creole Policy.

2. Assumption.

(a) Dampkraft Assumption and Novation. Notwithstanding anything in any Transferable Creole Policy to the contrary, and effective as of the Assumption Time, Creole hereby transfers and assigns, and Dampkraft hereby assumes by novation, (x) so much of each Transferable Creole Policy as relates to SpinCo or any SpinCo Entity as an Insured thereunder; and (y) any and all rights and obligations of Creole under any of the Existing Policies that arise from Insured SpinCo Obligations. In connection with and implementation of such transfer, assignment, and novation:

(i) Dampkraft hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of Creole under the Transferable Creole Policies and with respect to the Insured SpinCo Obligations, both insofar as transferred above (the “Dampkraft Assumption and Novation”); and

(ii) Each SpinCo Entity that is a signatory hereto hereby consents to, and agrees to give full force and effect to, the Dampkraft Assumption and Novation. From and after the Assumption Time, Dampkraft and not Creole shall be treated as the applicable SpinCo Entity’s contractual counterparty with respect to the contracts and mutual rights and obligations subject to the Dampkraft Assumption and Novation. Without limitation, each SpinCo Entity:

a.	may enforce against Dampkraft its rights under the Transferable Creole Policies or with respect to any Insured SpinCo Obligation to the same extent such Person could, prior to the Dampkraft Assumption and Novation, enforce such rights against Creole, and

b.	shall perform for the benefit of Dampkraft any obligation under the Transferable Creole Policies or with respect to any Insured SpinCo Obligation to the same extent such Person was obligated, prior to the Dampkraft Assumption and Novation, to perform such obligations for the benefit of Creole, and

c.	releases Creole from its obligation to observe, pay, perform, satisfy, fulfill or discharge any obligations under any Transferable Creole Policy or with respect to any Insured SpinCo Obligation.

(iii) With respect to each Transferable Creole Policy that is subject to the Dampkraft Assumption and Novation, the aggregate of rights, duties, and obligations set forth in subsections (a)(i) and (a)(ii) above shall be treated as the Transferred Dampkraft Policy relating to such Transferable Creole Policy.

(b) No Transfer or Novation of Insured RemainCo Obligations to SpinCo Entities. Except to the extent that the Wholly Retained Creole Policies are determined to cover Insured SpinCo Obligations notwithstanding the absence of any SpinCo Entity as an Insured thereunder, the Wholly Retained Creole Policies are not novated or otherwise affected by the Dampkraft Assumption and Novation. The Transferable Creole Policies are novated to Dampkraft as set forth above only to the extent that one or more SpinCo Entities is an insured thereunder. To the extent that RemainCo Entities are insureds under the Transferable Creole Policies, the Parties acknowledge that Creole and not Dampkraft shall continue to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of the Insurer under the Transferable Creole Policies. The Parties further acknowledge that Creole and not Dampkraft shall continue to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of the Insurer with respect to the Insured RemainCo Obligations.

(c) No Effect on Aggregate Limits of Liability. For the avoidance of doubt, it is understood and agreed that the aggregate liability of Creole and Dampkraft, taken together, is not intended to be, and shall be deemed not to be, increased by implementation of this Agreement. In particular, and without limitation, to the extent that any Transferable Creole Policy contains an aggregate limit of liability, that aggregate limit of liability shall, after the

Assumption Time, apply as a single, joint aggregate limit of liability as between (i) the resulting Transferred Dampkraft Policy and (ii) the portions of the Transferable Creole Policy that are retained pursuant to Section 2(b) above. Disputes as to priority of claims and/or allocation of the single, joint aggregate limit of liability shall be resolved pursuant to Section 12 hereof.

(d) Transfer of Assets. In consideration of Dampkraft’s agreement to assume and discharge Creole’s obligations under each Transferable Creole Policy, Creole agrees to transfer to Dampkraft no later than [●] days after the Effective Date all of the assets, liabilities, rights and obligations comprising the aggregate value of the Loss Portfolio.

3. Amendments. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated except by a written instrument signed by each Party.

4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any right or obligation hereunder may be assigned or conveyed by any Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

5. No Waiver. The failure or refusal by any Party to exercise any rights granted hereunder shall not constitute a waiver of such rights or preclude the subsequent exercise thereof, and no oral communication shall be asserted as a waiver of any such rights hereunder unless such communication shall be confirmed in a writing plainly expressing an intent to waive such rights and signed by the Party against whom such waiver is asserted.

6. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or email transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties and other Persons signatory hereto transmitted by facsimile or email shall be deemed to be their original signatures for all purposes.

7. No Third Party Beneficiary. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless otherwise specifically granted hereunder.

8. Parties’ Representations. As of the Effective Date, each of the Parties expressly represents on its own behalf: (a) it is an entity in good standing in its jurisdiction of organization; (b) it has all requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder; (c) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary corporate or other action; (d) this Agreement, when duly executed and delivered by it, and subject to the due execution and delivery hereof by the other Parties, will be a valid and binding obligation of it, enforceable against it, its successors and permitted assigns, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles; (e) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (i) violate any provision of its Organizational Documents, (ii) violate any applicable order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against it, or binding upon it, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon it as of the date hereof, or (iii) violate any agreement, contract, obligation, promise or undertaking that is legally binding and to which it is a party or by which it is bound; and (f) the signatory hereto on behalf of it is duly authorized and legally empowered to enter into this Agreement on its behalf.

9. Notices. Any and all notices, requests, approvals, authorizations, consents, instructions, designations and other communications that are required or permitted to be given pursuant to this Agreement shall be in writing and may be given either by personal delivery, first class prepaid post (airmail if to another country) or by a recognized overnight delivery service to the following address, or to such other address and recipient as such Party may have notified in accordance with the terms of this section as being its address or recipient for notification for the purposes of this Agreement:

If to Dampkraft:	Dampkraft Insurance Company, c/o Babcock & Wilcox
or any SpinCo Entity:	Enterprises, Inc.
13024 Ballantyne Corporate Place, Suite 700
Charlotte, North Carolina 28277
Attention: Senior Manager - Insurance (with copy to General Counsel)
	Telephone:	[●]
	Facsimile:	[●]
	Electronic Mail:	[●]

If to Creole:	Creole Insurance Company
or any RemainCo Entity:
Creole Insurance Company, c/o The Babcock & Wilcox Company, Inc.
11525 North Community House Road
Suite 600
Charlotte, NC 28277
	Attention:	Chief Risk Officer
(with copy to General Counsel)
	Telephone:	[●]
	Facsimile:	[●]
	Electronic Mail:	[●]

Any notice or communication to any Person shall be deemed to be received by that Person:

(A)	upon personal delivery; or

(B)	upon receipt if sent by mail or overnight courier.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to those provisions concerning conflicts of laws that would result in the application of the laws of any other jurisdiction.

11. Entire Agreement. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG ALL OF THE PARTIES WITH RESPECT TO THE TRANSFERS, ASSUMPTIONS, AND NOVATIONS DESCRIBED HEREIN AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS AND UNDERSTANDINGS, BOTH WRITTEN AND ORAL, WITH RESPECT TO THE SUBJECT MATTER HEREOF. SOLELY FOR INTERPRETATION PURPOSES, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT IS INTENDED TO BE READ TOGETHER WITH THE ALAA, AND THE PARTIES FURTHER ACKNOWLEDGE THE CONTROLLING NATURE OF THE ALAA WITH RESPECT TO DISPUTE RESOLUTION, AS SET FORTH IN THE FOLLOWING PARAGRAPH.

12. Dispute Resolution. Any and all disputes arising out of this Agreement shall be resolved in accordance with the procedures set for in Section V of the Master Separation Agreement. Issues as to whether a given obligation is an Insured SpinCo Obligation or an Insured RemainCo Obligation shall be resolved as set forth in the ALAA, which resolution shall be binding for all purposes of this Agreement. Any such assertions may be made, to the extent appropriate, in connection with the dispute resolution under the ALAA but may not be made as a basis for challenging such resolution.

13. Severability. If any term or other provision of this Agreement or the Exhibits attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

14. Rules of Construction. The definitions of terms used herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. No provision of this Agreement shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be legally bound hereby have executed this Agreement, by their duly authorized representatives.

THE BABCOCK & WILCOX COMPANY

By:
Name:
Title:

CREOLE INSURANCE COMPANY

By:
Name:
Title:

BABCOCK & WILCOX ENTERPRISES, INC.

By:
Name:
Title:

DAMPKRAFT INSURANCE COMPANY

By:
Name:
Title:

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 2:

SPINCO ENTITIES:

DAMPKRAFT INSURANCE COMPANY

ADTEC AB

GOTAVERKEN EMISSION TECHNOLOGY AB

AMERICON EQUIPMENT SERVICES, INC.

AMERICON, INC.

B&W DE PANAMA, INC.

B&W PGG LUXEMBOURG CANADA HOLDINGS SARL

B&W PGG LUXEMBOURG FINANCE SARL

B&W PGG LUXEMBOURG HOLDINGS SARL

BABCOCK & WILCOX CONSTRUCTION CO., INC.

BABCOCK & WILCOX MONTERREY FINANCE SARL

BABCOCK & WILCOX DE MONTERREY S.A. DE C.V.

BABCOCK & WILCOX EBENSBURG POWER, LLC

BABCOCK & WILCOX EQUITY INVESTMENTS, LLC

By:
Name:
Title:

BABCOCK & WILCOX GLOBAL SALES & SERVICES – CHILE SPA

BABCOCK & WILCOX GLOBAL SALES & SERVICES SARL

BABCOCK & WILCOX INDIA HOLDINGS, INC.

BABCOCK & WILCOX INDIA PRIVATE LIMITED

BABCOCK & WILCOX INTERNATIONAL INVESTMENTS CO., INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION

BABCOCK & WILCOX INTERNATIONAL, INC.

BABCOCK & WILCOX POWER GENERATION GROUP CANADA CORP.

BABCOCK & WILCOX POWER GENERATION GROUP, INC.

BABCOCK & WILCOX VOLUND A/S

DELTA POWER SERVICES, LLC

DIAMOND OPERATING CO., INC.

DIAMOND POWER AUSTRALIA HOLDINGS, INC.

DIAMOND POWER CENTRAL & EASTERN EUROPE S.R.O.

DIAMOND POWER CHINA HOLDING, INC.

DIAMOND POWER DO BRASIL LIMITADA

By:
Name:
Title:

DIAMOND POWER EQUITY INVESTMENTS, INC.

DIAMOND POWER FINLAND OY

DIAMOND POWER GERMANY GMBH

DIAMOND POWER INTERNATIONAL, INC.

DIAMOND POWER MACHINE (HUBEI) CO., INC.

DIAMOND POWER SERVICES S.E.A. LTD.

DIAMOND POWER SPECIALTY (PROPRIETARY) LIMITED

DIAMOND POWER SPECIALTY LIMITED

DIAMOND POWER SWEDEN AB

DPS ANSON, LLC

DPS BERLIN, LLC

DPS CADILLAC, LLC

DPS FLORIDA, LLC

DPS GREGORY, LLC

DPS MECKLENBURG, LLC

DPS PIEDMONT, LLC

EBENSBURG ENERGY, LLC

EBENSBURG INVESTORS LIMITED PARTNERSHIP

By:
Name:
Title:

EBENSBURG POWER COMPANY

GOTAVERKEN MILIJO AB

LOIBL ALLEN-SHERMAN HOFF GMBH

MEGTEC ACQUISITION, LLC

MEGTEC ENERGY & ENVIRONMENTAL LLC

MEGTEC ENVIRONMENTAL LIMITED

MEGTEC EUROPE COOPERATIEF U.A.

MEGTEC HOLDINGS, INC.

MEGTEC IEPG BV

MEGTEC INDIA HOLDINGS, LLC

MEGTEC PPG BV

MEGTEC SYSTEMS AB

MEGTEC SYSTEMS AMAL AB

MEGTEC SYSTEMS AUSTRALIA, INC.

MEGTEC SYSTEMS INDIA PRIVATE LTD.

MEGTEC SYSTEMS LIMITED

MEGTEC SYSTEMS S.A.S.

MEGTEC SYSTEMS SHANGHAI LTD.

MEGTEC SYSTEMS, INC.

MEGTEC THERMAL ENERGY & ENVIRONMENTAL

TECHNOLOGY (SHANGHAI), LTD.

By:
Name:
Title:

MEGTEC TURBOSONIC INC.

MEGTEC TURBOSONIC TECHNOLOGIES, INC.

MTS ASIA, INC.

MTS ENVIRONMENTAL GMBH

O&M HOLDING COMPANY

P.T. BABCOCK & WILCOX ASIA

PALM BEACH RESOURCE RECOVERY CORPORATION

POWER SYSTEMS OPERATIONS, INC.

REVLOC RECLAMATION SERVICE, INC.

SERVICIOS DE FABRICACION DE VALLE SOLEADO, S.A. DE C.V.

SERVICIOS PROFESIONALES DE VALLE SOLEADO, S.A. DE C.V.

SOFCO – EFS HOLDINGS LLC

BABCOCK & WILCOX TECHNOLOGY, INC.

BABCOCK & WILCOX HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT I – SPINCO ENTITIES

See Schedule 1.1(d) and Schedule 1.1(l) attached hereto. No SpinCo Entity listed on Schedule 1.1(d) shall be deemed to be an “Insured”, a “Named Insured” or otherwise be deemed to be insured under any Existing Policy solely by virtue of being listed on such Schedule 1.1(d).

Schedule 1.1(d)

Designated SpinCo Entities

Reference ID	Name
333	Ahahsain Hudson Heat Transfer Co. Ltd
398	Advanced Refractory Technologies, Inc.
A.M. Lockett & Co., Limited
Amcermet Corporation
Applied Synergistics, Inc.
924	ASEA Babcock
235	Ash Acquisition Company
326	B & W Clarion, Inc.
574	B&W Ebensburg Pa., Inc.
383	B&W Fort Worth Power,Inc.
922	B&W Mexicana, S.A. de C.V.
9991	B&W North Branch G.P., Inc.
9990	B&W North Branch L.P., Inc.
586	B&W Saba, Inc.
591	B&W Service Company
B&W Tubular Products Limited
212	Babcock & Wilcox Asia Investment Co., Inc.
115	Babcock & Wilcox Asia Limited
533	Babcock & Wilcox Canada Leasing Ltd.
Babcock & Wilcox China Holdings, Inc.
215	Babcock & Wilcox China Investment Co., Inc.
Babcock & Wilcox Denmark Holdings, LLC
594	Babcock & Wilcox do Brasil Limitada
528	Babcock & Wilcox do Brasil Participacoes Limitada
206	Babcock & Wilcox Egypt SAE
169	Babcock & Wilcox Fibras Ceramicas Limitada
557	Babcock & Wilcox Foreign Sales Corporation
175	Babcock & Wilcox Gama Kazan Teknolojisi A.S.
552	Babcock & Wilcox General Contracting Company
395	Babcock & Wilcox HRSG Company
Babcock & Wilcox Industries, Ltd.
Babcock & Wilcox International Construction Co., Inc.
305	Babcock & Wilcox Jonesboro Power, Inc.
Babcock & Wilcox Refractories limited
323	Babcock & Wilcox Salt City Power, Inc.
322	Babcock & Wilcox Tracy Power, Inc.
314	Babcock & Wilcox Victorville Power, Inc:
727	Babcock & Wilcox Volund France SAS
315	Babcock PFBC, Inc.
559	Babcock Southwest Construction Corporation

Reference ID	Name
936	Babcock-Ultrapower Jonesboro
937	Babcock-Ultrapower West Enfield
951	Bailey Beijing Controls Co.,Ltd.
516	Bailey Controls Australia Pty. Limited
517	Bailey Controls International Sales & Services Company, Inc.
954	Bailey Controls Jordan for Process Controls Services, ltd.
563	Bailey Controls Sales & Service (Australia) Pty. Limited
564	Bailey Controls Sales & Services Canada Inc.
561	Bailey do Brasil lnstrumentos Industrials Limitada
114	Bailey International, Inc.
923	Bailey Japan Company Limited
542	Bailey Meter and Controls Company
Bailey Meter Company
562	Bailey Meter Co. (Japan) Ltd.
Bailey Meter Company Limited
Bailey Meter GmbH
C.C. Moore & Company Engineers
329	Clarion Energy, Inc.
328	Clarion Power Company
Control Components France
514	Control Components Italy S.R.L.
Control Components, Inc. (California)
Control Components, Inc. (Delaware)
948	Control Components Japan
545	Detroit Broach & Machine Corporation
551	Diamond Blower Company Limited
Diamond Canapower Ltd.
518	Diamond Power lmportacao e Exportacao Ltda.
144	Diamond Power Korea Inc.
526	Diamond Power Specialty (Japan) Ltd.
558	Diamond Power Specialty (Proprietary) Limited
546	Diamond Power Specialty Corporation (Delaware)
Diamond Power Speciality Corporation (Ohio)
529	Diamond Power Specialty GmbH
DPS Berkeley, LLC
DPS Lowell Cogen, LLC
DPS Michigan, LLC
DPS Mojave, LLC
DPS Sabine, LLC
332	Ebensburg Energy, Inc.
397	Ejendomsaktieselskabet Falkevej2
968	EPC Business Trust
919	Especialidades Termomecanicas, S.A. de C.V.

Reference ID	Name
550	Ferry-Diamond Engineering Company Limited
928	Fibras Ceramicas C.A.
509	Fibras Ceramicas, Inc.
547	Globe Steel Tubes Corporation
Greer Land Co.
Holmes Insulations Limited
Ivey-Cooper Services, L.L.C.
941	lsolite Babcock Refractories Company, Ltd.
927	lsolite Eastern Union Refractories Co., Ltd.
920	KBW Gasification Systems, Inc.
512	LT Produkter i Skutskar AB
938	Maine Power Services
345	McDermott Heat Transfer Company
344	McDermott Productos Industriales de Mexico, S.A. de C.V.
946	Medidores Bailey, S.A. de C.V.
942	Morganite Ceramic Fibres Limited
943	Morganite Ceramic Fibres Pty. Limited
944	Morganite Ceramic Fibres S. A.
544	National Ecology (Alabama) Incorporated
575	National Ecology (Utah) Incorporated
National Ecology Company
976	Nooter/Eriksen - Babcock & Wilcox, L.L.C.
933	North American CWF Partnership
9989	North Branch Power Company L.P.
971	North County Operations Associates
North County Recycling, Inc.
1153	P. T. Heat Exchangers Indonesia
934	Palm Beach Energy Associates
Piedmont Tool Machine Company
581	Power Systems Sunnyside Operations GP, Inc.
583	Power Systems Sunnyside Operations LP, Inc.
508	Productos de Caolin, Inc,
577	PSO Caribbean, Inc.
932	South Point CWF
556	Sunland Construction Co., Inc.
988	Sunnyside Cogeneration Associates
582	Sunnyside II, Inc.
992	Sunnyside II, L.P
303	Sunnyside Ill, Inc.
993	Sunnyside Operations Associates L.P.
571	Termobloc Industria E Comercio Ltda.
953	Thermax Babcock & Wilcox Limited
502	TLT - Babcock, Inc.
1152	W.E. Smith Hudson Pty. Ltd.

Schedule 1.1(l)

SpinCo Subsidiaries1

Reference ID	Name	Jurisdiction	Formation
	Dampkraft Insurance Company	South Carolina	4/14/2015
Adtec AB
Gotaverken Emission Techology AB
553	Americon Equipment Services, Inc.	Delaware	12/3/1985
554	Americon, Inc.	Delaware	3/29/1985
127	B&W de Panama, Inc.	Panama	3/5/1986
2075	B&W PGG Luxembourg Canada Holdings SARL	Luxembourg	11/21/2013
2054	B&W PGG Luxembourg Finance SARL	Luxembourg	11/15/2011
2053	B&W PGG Luxembourg Holdings SARL	Luxembourg	11/15/2011
555	Babcock & Wilcox Construction Co., Inc.	Delaware	3/29/1985
2107	Babcock & Wilcox Monterrey Finance SARL	Luxembourg	12/5/2014
2011	Babcock & Wilcox de Monterrey S.A. de C.V.	Mexico	9/16/2009
327	Babcock & Wilcox Ebensburg Power, LLC	Delaware	12/2/1986
302	Babcock & Wilcox Equity Investments, LLC	Delaware	12/10/1984
2080	Babcock & Wilcox Global Sales & Services - Chile SpA	Chile	5/19/2014
2081	Babcock & Wilcox Global Sales & Services SARL	Luxembourg	3/19/2014
2028	Babcock & Wilcox India Holdings, Inc.	Delaware	3/4/2010
598	Babcock & Wilcox India Private Limited	India	2/3/1999
126	Babcock & Wilcox International Investments Co., Inc.	Panama	10/23/1985
530	Babcock & Wilcox International Sales and Service Corporation	Delaware	9/27/1973
541	Babcock & Wilcox International, Inc.	Delaware	5/20/1981
2072	Babcock & Wilcox Power Generation Group Canada Corp.	Nova Scotia	11/27/2013
500	Babcock & Wilcox Power Generation Group, Inc.	Delaware	12/16/1977
599	Babcock & Wilcox Volund A/S	Denmark	11/22/1999
1988	Delta Power Services, LLC	Delaware	3/1/2001
766	Diamond Operating Co., Inc.	Delaware	3/1/2002
1572	Diamond Power Australia Holdings, Inc.	Delaware	9/3/2002
1984	Diamond Power Central & Eastern Europe s.r.o.	Czech Republic	3/25/2008

[1]	NTD: This schedule to be updated to include names of any entities formed for the Spin that will be within the SpinCo Group.

Reference ID	Name	Jurisdiction	Formation
1573	Diamond Power China Holdings, Inc.	Delaware	9/3/2002
521	Diamond Power do Brasil Limitada	Brazil	2/13/1998
1574	Diamond Power Equity Investments, Inc.	Delaware	9/3/2002
525	Diamond Power Finland OY	Finland	3/14/1985
504	Diamond Power Germany GmbH	Germany	10/30/2001
597	Diamond Power International, Inc.	Delaware	3/6/1997
949	Diamond Power Machine (Hubei) Co., Inc.	China	4/20/2004
1908	Diamond Power Services S.E.A. Ltd.	Thailand	2/22/2000
522	Diamond Power Specialty (Proprietary) Limited	Republic of South Africa	4/29/1998
523	Diamond Power Specialty Limited	United Kingdom	3/5/1913
524	Diamond Power Sweden AB	Sweden	3/2/1965
2079	DPS Anson, LLC	Delaware	1/15/2014
2044	DPS Berlin, LLC	Delaware	2/24/2011
1997	DPS Cadillac, LLC	Delaware	2/17/2006
1995	DPS Florida, LLC	Delaware	10/25/2005
1993	DPS Gregory, LLC	Delaware	11/10/2004
1992	DPS Mecklenburg, LLC	Delaware	9/27/2004
9999	DPS Piedmont, LLC	Delaware	6/29/2010
2082	Ebensburg Energy, LLC	Delaware	3/27/2014
967	Ebensburg Investors Limited Partnership	Pennsylvania	3/26/1992
331	Ebensburg Power Company	Pennsylvania	12/9/1986
2027	Gotaverken Milijo AB	Sweden	12/3/2003
2055	Loibl Allen-Sherman Hoff GmbH	Germany	12/16/1993
2104	MEGTEC Acquisition, LLC	Delaware	8/8/2008
2097	MEGTEC Energy & Environmental LLC	Delaware	4/22/2008
2092	MEGTEC Environmental Limited	United Kingdom	12/12/2003
2100	MEGTEC Europe Cooperatief U.A.	Netherlands	8/20/2008
2083	MEGTEC Holdings, Inc.	Delaware	8/8/2008
2089	MEGTEC IEPG BV	Netherlands
2103	MEGTEC India Holdings, LLC	Delaware	4/22/2008
2101	MEGTEC PPG BV	Netherlands	9/17/2008
2091	MEGTEC Systems AB	Sweden	8/8/1970
2095	MEGTEC Systems Amal AB	Sweden	7/17/2001
2098	MEGTEC Systems Australia, Inc.	Delaware	1/12/1999
2087	MEGTEC Systems India Private Ltd.	India	12/19/2005
2094	MEGTEC Systems Limited	United Kingdom	9/17/2008
2093	MEGTEC Systems S.A.S.	France	11/23/1974
2086	MEGTEC Systems Shanghai Ltd.	China
2096	MEGTEC Systems, Inc.	Delaware	7/7/1997

Reference ID	Name	Jurisdiction	Formation
2085	MEGTEC Thermal Energy & Environmental Technology (Shanghai), LTD.	China
2088	MEGTEC TurboSonic Inc.	Ontario	7/1/2000
2099	MEGTEC TurboSonic Technologies, Inc.	Delaware	4/14/1961
2101	MTS Asia, Inc.	Delaware	6/17/2001
2090	MTS Environmental GmbH	Germany	2/27/2008
1989	O&M Holding Company	Delaware	6/26/2008
707	P.T. Babcock & Wilcox Asia	Indonesia	8/24/2000
534	Palm Beach Resource Recovery Corporation	Florida	10/26/1984
560	Power Systems Operations, Inc.	Delaware	10/22/1985
568	Revloc Reclamation Service, Inc.	Delaware	7/2/1990
2013	Servicios de Fabricacion de Valle Soleado, S.A. de C.V.	Mexico	7/31/2009
2012	Servicios Profesionales de Valle Soleado, S.A. de C.V.	Mexico	7/31/2009
767	SOFCo - EFS Holdings LLC	Delaware	2/22/2002
595	Babcock & Wilcox Technology, Inc.	Delaware	3/6/1997
	Babcock & Wilcox Holdings, Inc.	Delaware	4/20/2015

EXHIBIT II – REMAINCO ENTITIES

See Schedule 1.1(b) and Schedule 1.1(e) attached hereto. No RemainCo Entity listed on Schedule 1.1(b) shall be deemed to be an “Insured”, a “Named Insured” or otherwise be deemed to be insured under any Existing Policy solely by virtue of being listed on such Schedule 1.1(b).

Schedule 1.1(b)

Designated RemainCo Entities

Reference ID	Name
2037	American Centrifuge Manufacturing, LLC
460	B&W Energy Investments, Inc.
950	B&W Fuel Company
535	B&W Fuel, Inc.
537	B&W Nuclear Service Company
960	B&W Nuclear Service Company
536	B&W Nuclear, Inc.
381	B&W Special Projects, Inc.
569	B&W Triso Corporation
573	B&W/OHM Weldon Spring, Inc.
565	Babcock & Wilcox Government Services Company
Babcock & Wilcox Michoud Operations, LLC
Babcock & Wilcox Modular Nuclear Energy, LLC
2007	Babcock & Wilcox Nevada, LLC
Babcock & Wilcox Nuclear Services (U.K.) Limited
945	Babcock-Brown Boveri Reaktor GmbH
BCE Parts Ltd.
Burlington Niche Services Ltd.
BWXT Hanford Company
BWXT of Idaho, Inc.
BWXT of Ohio, Inc.
590	BWXT Protec, Inc.
C3 Nuclear Limited
Columbia Basin Ventures, LLC
321	Conam Nuclear, Inc.
1914	CTR Solutions, LLC
DM Petroleum Operations Company
961	Enserch Environmental Management Company, Inc.
461	International Disarmament Corporation
Isotek Systems, LLC
Nuclear Materials and Equipment Corporation
Nuclear Production Partners, LLC
958	Olin Pantex Inc.
Rocky Flats Technical Associates, Inc.
1980	Savannah River Alliance LLC
2008	Savannah River Tactical Services LLC
570	Triso
Tubesolve Ltd.

Schedule 1.1(e)

RemainCo Subsidiaries2

Reference ID	Name	Jurisdiction	Formation
2058	B&W NE Luxembourg SARL	Luxembourg	6/7/2012
2046	B&W Nuclear Maintenance Services, Inc.	Delaware	3/23/2011
532	Babcock & Wilcox Canada Ltd.	Ontario	6/5/1922
2049	Babcock & Wilcox Commercial Power, Inc.	Delaware	6/15/2011
2014	Babcock & Wilcox Conversion Services, LLC	Delaware	7/14/2009
2002	Babcock & Wilcox Intech, Inc.	Tennessee	7/29/1994
2048	Babcock & Wilcox International Technical Services, Inc.	Delaware	6/1/2011
380	Babcock & Wilcox Investment Company	Delaware	7/12/1990
2042	Babcock & Wilcox Modular Reactors LLC	Delaware	12/21/2010
2056	Babcock & Wilcox mPower, Inc.	Delaware	1/11/2012
2071	Babcock & Wilcox NOG Technologies, Inc.	Delaware	6/12/2013
2059	Babcock & Wilcox Nuclear Energy Europe SAS	France	7/5/2012
1967	Babcock & Wilcox Nuclear Energy, Inc.	Delaware	5/23/2007
1974	Babcock & Wilcox Nuclear Operations Group, Inc.	Delaware	11/20/2007
2035	BWSR, LLC	Delaware	5/19/2010
1961	Babcock & Wilcox Technical Services (U.K.) Limited	United Kingdom	12/19/2006
1970	Babcock & Wilcox Technical Services Clinch River, LLC	Delaware	5/16/2007
572	Babcock & Wilcox Technical Services Group, Inc.	Delaware	12/11/1991
587	Babcock & Wilcox Technical Services Savannah River Company	Delaware	9/1/1995
710	Babcock & Wilcox Technical Services Y-12, LLC	Delaware	4/20/2000
596	Babcock & Wilcox Government and Nuclear Operations, Inc.	Delaware	3/19/1997
580	BWXT Federal Services, Inc.	Delaware	10/13/1994
1576	BWXT Washington, Inc.	Delaware	9/29/2004
189	Creole Insurance Company, Ltd.	South Carolina	6/7/1973
2062	Generation mPower Canada Ltd	Saskatchewan	10/17/2012
2043	Generation mPower LLC	Delaware	12/16/2010
2009	Idaho Treatment Group, LLC	Delaware	12/22/2008

[2]	NTD: This schedule to be updated to include names of entities formed for the Spin that will be within the RemainCo Group.

Reference ID	Name	Jurisdiction	Formation
2003	Intech International, Inc.	Ontario	12/17/1997
2110	Kansas City Advanced Manufacturing, LLC	Delaware	1/27/2015
1968	Marine Mechanical Corporation	Delaware	2/3/1994
2005	NFS Holdings, Inc.	Delaware	9/25/2007
2004	NOG-Erwin Holdings, Inc.	Delaware	7/30/2008
2006	Nuclear Fuel Services, Inc.	Delaware	9/25/2007
2029	The Babcock & Wilcox Company	Delaware	3/8/2010
3087	BWXT Foreign Holdings, LLC	Delaware	4/20/2015
	BWXT Canada Holdings Corp.	Nova Scotia